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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934







Date of Report (Date of earliest event reported):    September 6, 2001




                                  DOCENT, INC.

               (Exact Name of Registrant as Specified in Charter)







          Delaware                    0-31537                 77-0460705
(State or Other Jurisdiction      (Commission File         (I.R.S. Employer
     of Incorporation )               Number)           Identification Number)

                              2444 Charleston Road
                         Mountain View, California 94043

               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (650) 934-9500
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Item 5.           Other Events.
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Docent, Inc. has been advised that certain of its officers and directors have entered into, or plan to enter into, individual asset diversification plans for the sale of shares of Docent's common stock. The sales plans are intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, which specifically contemplates and establishes certain legal benefits for persons who establish such plans. Each of the individualized plans is separate and distinct and sales under the plans will not be coordinated or aggregated. Docent anticipates that, as permitted by Rule 10b5-1 and its insider trading policy, some or all of its officers, directors and other insiders may establish trading plans at some date in the future.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of September 6, 2001.

                                  DOCENT, INC.

                                  By:    /s/  Arthur Taylor
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                                      Arthur Taylor
                                      Vice President and Chief Financial Officer